NATIONWIDE VARIABLE INSURANCE TRUST
NVIT CardinalSM Aggressive Fund
NVIT CardinalSM Moderately Aggressive Fund
NVIT CardinalSM Capital Appreciation Fund
NVIT CardinalSM Moderate Fund
NVIT CardinalSM Balanced Fund
NVIT CardinalSM Moderately Conservative Fund
NVIT CardinalSM Conservative Fund

Supplement dated July 7, 2017
to the Prospectus dated May 1, 2017 (as revised May 23, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	Effective June 30, 2017:

a.	The tables under the heading "Portfolio Management – Portfolio Managers" on pages 4, 8, 12, 17, 21, 25, and 28 of the Prospectus are each deleted in their entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies	Since 2017

b.	The paragraph under the heading "Portfolio Management" on page 38 of the Prospectus is deleted in its entirety and replaced with the following:

Christopher C. Graham, Keith P. Robinette, CFA, and Andrew Urban, CFA, are the Funds' co-portfolio managers and are jointly responsible for the day-to-day management of the Funds in accordance with (1) their respective target asset class allocations and (2) the allocations to each of their respective Underlying Funds. Mr. Graham joined the Office of Investments at Nationwide Mutual Insurance Company ("Nationwide Mutual") in November 2004, serving primarily as a portfolio manager for a hedge fund and for Nationwide Mutual's proprietary general account. In June 2016, Mr. Graham joined NFA as its Chief Investment Officer. Mr. Robinette joined the Office of Investments at Nationwide Mutual in 2012 where he managed a hedge fund portfolio and led manager due diligence reviews. In May 2017, Mr. Robinette joined NFA as a Senior Director of Asset Strategies.  Mr. Urban joined NFA in July 2016 and became a Senior Director of Asset Strategies in May 2017. Prior to joining NFA, Mr. Urban worked for six years as an investment analyst covering hedge funds for the Ohio Public Employees Retirement System, where he was responsible for hedge fund manager selection and due diligence as well as portfolio risk management.

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